Income Taxes	6 Months Ended
Jun. 30, 2014
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Our net loss before income tax was subject to tax in the following jurisdictions for the following periods (in thousands):

	December 31,
	2012	2013
United States	$(6,321)	$(32,524)
Foreign	(380)	(194)

	$(6,701)	$(32,718)

Our rate reconciliation consists of the following:

	Year Ended December 31,
	2012		2013
Federal statutory rate	35.0%		35.0%
State tax (net of federal benefit)	5.8%		5.3%
Warrants/purchase rights liabilities	19.9%		(1.6%	)
Non-deductible interest expense and fees	(1.4%	)	—
Research and development credit	1.8%		3.9%
Other permanent differences	(0.8%	)	(0.8%	)
Change in valuation allowance	355.5%		(40.0%	)
Foreign net operating losses	(0.6%	)	(1.2%	)
382 limited net operating losses and credits	(415.2%	)	(0.6%	)

Effective tax rate	0.0%		0.0%

Significant components of our deferred tax assets are shown below. A valuation allowance has been established as realization of such deferred tax assets has not met the more likely-than-not threshold requirement. If our judgment changes and it is determined that we will be able to realize these deferred tax assets, the tax benefits relating to any reversal of the valuation allowance on deferred tax assets will be accounted for as a reduction to income tax expense.

	December 31,
	2012	2013
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$3,521	$15,073
Research and development tax credit	123	1,426
Foreign net operating loss carryforwards	813	504
Other, net	706	1,247

Total deferred tax assets	5,163	18,250
Less valuation allowance	(5,163)	(18,250)

	$—	$—

We have a history of incurring net operating losses each year since inception that is due to our history as a development stage company with no realized revenues from our planned principal operations. These cumulative operating losses provide significant negative evidence in the determination of whether or not we will be able to realize our deferred tax assets such as our net operating losses and other favorable temporary differences. As a result, we have maintained a full valuation allowance against the entire balance of deferred tax assets since the date of inception. The valuation allowance decreased by $23.8 million and increased by $13.1 million for the years ended December 31, 2012 and 2013, respectively.

As of December 31, 2013, we had available net operating loss, or NOL, carryforwards of approximately $37.3 million and $35.8 million for federal and state income tax purposes, respectively. The federal and state NOLs begin to expire in 2023 and 2014, respectively. As of December 31, 2013, we have federal and state research and development tax credits available for income tax purposes of approximately $1.0 million and $608,000, respectively. The federal research and development credits begin to expire in 2023 and the state research and development tax credits do not expire. These carryforwards are net of the Section 382 and 383 limitations discussed below.

As of December 31, 2013, we also have available NOLs from our Chinese subsidiary of approximately $2.0 million. The Chinese NOLs begin to expire in 2014.

Sections 382 and 383 of the Internal Revenue Code (the IRC) limit a company’s ability to utilize certain net operating losses and tax credit carryforwards in the event of a cumulative change in ownership in excess of 50%, as defined. We believe that a change in ownership, as defined in Section 382, occurred in February 2012. As a result, the deferred tax asset associated with our federal and state net operating loss carryforwards and federal and state research credits have been reduced based on the Section 382 limitations. The amount of the reduction in our deferred tax assets is based on the estimated amount of the NOL carryforwards and federal and state research credits we believe cannot be used based on the estimated amount of our Section 382 annual limitation. We have reduced our deferred tax assets by $27.7 million and have estimated that approximately $58.7 million and $59.6 million of our federal and state NOLs, respectively, cannot be used in future years as a result of this change in ownership. Additionally, we have estimated that approximately $2.2 million and $1.6 million of our federal and state research credits, respectively, cannot be used in future years. Exact computations of limitations under Section 382 have not been completed, but the amounts reflect our best estimate of limitations and net operating losses and credits available in future years. We have not determined if other changes under Section 382 subsequent to the February 2012 estimated change date have occurred. If additional limitations against the utilization of net operating losses and credits exist, it could impact our future cash flows, but will not impact our 2013 consolidated financial statements, due to the existence of a full valuation allowance against our deferred tax assets.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	December 31,
	2012	2013
Balance at beginning of year	$—	$—
Additions based on tax positions related to the current year	—	337
Additions for tax positions of prior years	—	70

Balance at end of year	$—	$407

We do not anticipate any significant changes in the amount of unrecognized tax benefits over the next twelve months. Due to the full valuation allowance we have on our net deferred tax asset balance, there are no unrecognized tax benefits that would impact the effective tax rate if recognized.

We are subject to U.S. federal, California and various other states and Chinese income taxes. We are no longer subject to U.S. federal or state income tax examination by tax authorities for tax returns filed for the years ended on or before December 31, 2008. However, to the extent allowed by law, the taxing authorities may have the right to examine the period from 2003 through 2013 where NOLs were generated and carried forward, and make adjustments to the amount of the NOL carryforward amount. We are not currently under examination by any federal or state jurisdictions.